UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

DAVIDsTEA Inc.
(Exact name of registrant as specified in its charter)

Canada	98-1048842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-37404

(Commission File Number)

5430 Ferrier, Town of Mount-Royal,
Québec, Canada	H4P 1M2
(Address of principal executive offices)	(Zip Code)

(888) 873-0006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	DTEA	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

On June 25, 2020, DAVIDsTEA Inc. (the “Company”), a corporation incorporated under the Canada Business Corporations Act (the “Act”), made available to its shareholders, in compliance with the Act, a proxy statement in respect of its annual and special shareholders’ meeting. A copy of the Company’s proxy statement and form of proxy are furnished as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, and are incorporated by reference.

The information contained in this Item, including each Exhibit attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Annual Meeting of Shareholders and Canadian Management Information Circular of DAVIDsTEA Inc., dated June 25, 2020.

99.2	Form of Proxy of DAVIDsTEA Inc., dated June 25, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDsTEA INC.

Date: June 26, 2020	By:	/s/ Frank Zitella
	Name:	Frank Zitella
	Title:	Chief Financial and Operating Officer

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